Exhibit 4.1

Execution Version

FOURTH SUPPLEMENTAL INDENTURE

Dated as of March 23, 2015

among

SHEA HOMES LIMITED PARTNERSHIP,

SHEA HOMES FUNDING CORP.

and

THE GUARANTORS NAMED THEREIN,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Trustee

8.625% Senior Secured Notes due 2019

THIS FOURTH SUPPLEMENTAL INDENTURE (the “Fourth Supplemental Indenture”) is entered into as of March 23, 2015, among Shea Homes Limited Partnership, a California limited partnership (the “Company”), Shea Homes Funding Corp., a Delaware corporation (together with the Company, the “Issuers”), each of the guarantors party hereto (the “Guarantors”) and Wells Fargo Bank, National Association, a national banking association, as Trustee (the “Trustee”).

RECITALS

WHEREAS, the Issuers, the Guarantors party thereto and the Trustee entered into an indenture, dated as of May 10, 2011, as supplemented by the First Supplemental Indenture, dated as of October 6, 2013, the Second Supplemental Indenture, dated as of November 14, 2013, and the Third Supplemental Indenture, dated as of February 25, 2014 (as so supplemented, the “Indenture”), relating to the Company’s 8.625% Senior Secured Notes Due 2019 (the “Notes”);

WHEREAS, Section 9.02(a) of the Indenture permits amendments to the Indenture with the consent (the “Requisite Consents”) of the Holders of a majority in principal amount of the outstanding Notes (the “Majority Holders”);

WHEREAS, pursuant to the terms and conditions of the Issuers’ Offer to Purchase and Consent Solicitation, dated as of March 9, 2015 (“Offer to Purchase”), and related consent and letter of transmittal that applies to the Notes, the Issuers have received the Requisite Consents to enter into the amendments to the Indenture (the “Amendments”) set forth in this Fourth Supplemental Indenture; and

WHEREAS, the Majority Holders have given and not revoked their consents to the Amendments set forth in this Fourth Supplemental Indenture.

AGREEMENT

NOW, THEREFORE, for and in consideration of the foregoing premises, the Company, the Guarantors and the Trustee mutually covenant and agree as follows:

ARTICLE I

Section 1.1	Deletion of Definitions and Related References.

Article 1 of the Indenture is hereby amended to delete in their entirety all terms and their respective definitions for which all references in the Indenture are eliminated as a result of the amendments set forth in Article II of this Fourth Supplemental Indenture.

ARTICLE II

Section 2.1	Amendments to Articles 4 and 5.

Subject to Section 3.5 hereof, the Indenture is hereby amended by deleting the following provisions of the Indenture and all references thereto in their entirety and inserting in lieu thereof the phrase “[Intentionally Omitted]”:

Section 4.06	Limitations on Indebtedness;
Section 4.07	Limitations on Restricted Payments;
Section 4.08	Limitations on Liens;
Section 4.09	Limitations on Restrictions Affecting Restricted Subsidiaries;
Section 4.11	Future Guarantors;
Section 4.13	Limitations on Transactions with Affiliates;
Section 4.14	Limitations on Mergers, Consolidations and Sales of Assets;
Section 4.15	Limitation on Sale/Leaseback Transactions;

Section 4.16	Limitation on Line of Business;
Section 4.19	Reports to Holders of Notes;
Section 4.22	Collateral Requirement; Further Assurances; Costs; and
Clauses (iii), (iv) and (v) of Section 5.01 (which provide for certain Events of Default).

Section 2.2	Amendments to Notes.

Subject to Section 3.5 hereof, the Notes are hereby deemed to be amended to delete all provisions inconsistent with the amendments to the Indenture effected by this Fourth Supplemental Indenture.

ARTICLE III

MISCELLANEOUS

Section 3.1	Definitions.

Capitalized terms used but not defined in this Fourth Supplemental Indenture shall have the meanings ascribed thereto in the Indenture.

Section 3.2	Confirmation of Indenture.

Except as amended hereby, the Indenture and the Notes are in all respects ratified and confirmed, and all the terms shall remain in full force and effect. This Fourth Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered under the Indenture shall be bound hereby, and all terms and conditions of both shall be read together as though they constitute a single instrument, except that in the case of conflict, the provisions of this Fourth Supplemental Indenture shall control.

Section 3.3	Concerning the Trustee.

In carrying out the Trustee’s responsibilities hereunder, the Trustee shall have all of the rights, protections and immunities which it possesses under the Indenture. The Trustee assumes no responsibility for the correctness of the recitals contained herein. The Trustee makes no representations as to the validity or sufficiency of this Fourth Supplemental Indenture. All rights, protections, privileges, indemnities and benefits granted or afforded to the Trustee under the Indenture shall be deemed incorporated herein by this reference and shall be deemed applicable to all actions taken, suffered or omitted by the Trustee under this Fourth Supplemental Indenture.

Section 3.4	Governing Law.

THIS FOURTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

Section 3.5	Effectiveness.

The provisions of this Fourth Supplemental Indenture shall be effective immediately upon execution and delivery of this instrument by the parties hereto. Notwithstanding the foregoing sentence, the provisions of Article II of this Fourth Supplemental Indenture shall become operative only upon the acceptance for purchase by the Company of at least a majority in principal amount of the outstanding Notes (excluding any Notes owned by the Issuers or any Affiliate of the Issuers) pursuant to the Offer to Purchase.

Section 3.6	Counterpart Originals.

This Fourth Supplemental Indenture may be signed in various counterparts, which together constitute one and the same instrument.

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Section 3.7	Severability.

In case any one or more of the provisions in this Fourth Supplemental Indenture shall be held invalid, illegal or unenforceable in any jurisdiction, in any respect for any reason, the validity, legality and enforceability of any such provision in every other jurisdiction and in every other respect, and of the remaining provisions, shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

Section 3.8	Effect of Headings.

The Section headings herein have been inserted for convenience of reference only, are not to be considered a part of this Fourth Supplemental Indenture and will in no way modify or restrict any of the terms or provisions hereof.

Section 3.9	Successors and Assigns.

All covenants and agreements in this Fourth Supplemental Indenture by the Issuers and the Guarantors shall bind their respective successors and assigns. All covenants and agreements in this Fourth Supplemental Indenture by the Trustee shall bind its successor and assigns.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed all as of the day and year first above written.

SHEA HOMES LIMITED PARTNERSHIP,

By:	/s/ Andrew Parnes
	Name:	Andrew Parnes
	Title:	Vice President

By:	/s/ James G. Shontere
	Name:	James G. Shontere
	Title:	Secretary

SHEA HOMES FUNDING CORP.,

By:	/s/ Andrew Parnes
	Name:	Andrew Parnes
	Title:	Vice President

By:	/s/ James G. Shontere
	Name:	James G. Shontere
	Title:	Secretary

[Signature Page to Fourth Supplemental Indenture]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee,

By:	/s/ Maddy Hall
Name:	Maddy Hall
Title:	Vice President

[Signature Page to Fourth Supplemental Indenture]

GUARANTORS:

HIGHLANDS RANCH DEVELOPMENT CORPORATION,
a Colorado corporation

By:	/s/ James G. Shontere
	Name:	James G. Shontere
	Title:	Secretary

By:	/s/ Robert R. O’Dell
	Name:	Robert R. O’Dell
	Title:	Treasurer

MONTY GREEN HOLDINGS, LLC,
a Delaware limited liability company

By:	Shea Homes, Inc.,
a Delaware corporation
Its Sole Member

	By:	/s/ James G. Shontere
		Name:	James G. Shontere
		Title:	Secretary

	By:	/s/ Robert R. O’Dell
		Name:	Robert R. O’Dell
		Title:	Treasurer

MOUNTAINBROOK VILLAGE COMPANY,
an Arizona corporation

By:	/s/ James G. Shontere
	Name:	James G. Shontere
	Title:	Secretary

By:	/s/ Andrew Parnes
	Name:	Andrew Parnes
	Title:	Vice President

[Signature Page to Fourth Supplemental Indenture]

SERENADE AT NATOMAS, LLC,
a California limited liability company

By:	Shea Homes, Inc.,
a Delaware corporation,
Its sole Member

	By:	/s/ James G. Shontere
		Name:	James G. Shontere
		Title:	Secretary

	By:	/s/ Robert R. O’Dell
		Name:	Robert R. O’Dell
		Title:	Treasurer

SEVILLE GOLF AND COUNTRY CLUB, LLC,
an Arizona limited liability company

By:	Shea Homes Limited Partnership,
a California limited partnership,
Its Sole Member and Manager

	By:	J.F. Shea, G.P.,
a Delaware general partnership,
Its sole General Partner

		By:	JFS Management, L.P.,
a Delaware limited partnership,
Its sole General Partner

			By:	J.F. Shea Construction Management, Inc.,
a California corporation,
Its sole General Partner

				By:	/s/ James G. Shontere
					Name:	James G. Shontere
					Title:	Secretary

				By:	/s/ Robert R. O’Dell
					Name:	Robert R. O’Dell
					Title:	Treasurer

[Signature Page to Fourth Supplemental Indenture]

SHEA CAPITAL II, LLC,
a Delaware limited liability company

By:	Shea Homes Limited Partnership, a California limited partnership,
Its Manager

	By:	J.F. Shea, G.P.,
a Delaware general partnership,
Its sole General Partner

		By:	JFS Management, L.P.,
a Delaware limited partnership,
Its sole General Partner

			By:	J.F. Shea Construction Management, Inc.,
a California corporation,
Its sole General Partner

				By:	/s/ James G. Shontere
					Name:	James G. Shontere
					Title:	Secretary

				By:	/s/ Robert R. O’Dell
					Name:	Robert R. O’Dell
					Title:	Treasurer

SHEA COMMUNITIES MARKETING COMPANY,
a Delaware corporation

By:	/s/ James G. Shontere
	Name:	James G. Shontere
	Title:	Secretary

By:	/s/ Robert R. O’Dell
	Name:	Robert R. O’Dell
	Title:	Treasurer

[Signature Page to Fourth Supplemental Indenture]

SHEA FINANCIAL SERVICES, INC.,
a California corporation

By:	/s/ James G. Shontere
	Name:	James G. Shontere
	Title:	Secretary

By:	/s/ Robert R. O’Dell
	Name:	Robert R. O’Dell
	Title:	Treasurer

SHEA HOMES, INC.,
a Delaware corporation

By:	/s/ James G. Shontere
	Name:	James G. Shontere
	Title:	Secretary

By:	/s/ Robert R. O’Dell
	Name:	Robert R. O’Dell
	Title:	Treasurer

SHEA HOMES AT MONTAGE, LLC,
a California limited liability company

By:	/s/ James G. Shontere
	Name:	James G. Shontere
	Title:	Secretary

By:	/s/ Robert R. O’Dell
	Name:	Robert R. O’Dell
	Title:	Treasurer

[Signature Page to Fourth Supplemental Indenture]

SHEA HOMES SOUTHWEST, INC.,
an Arizona corporation

By:	/s/ James G. Shontere
	Name:	James G. Shontere
	Title:	Secretary

By:	/s/ Robert R. O’Dell
	Name:	Robert R. O’Dell
	Title:	Treasurer

SHEA HOMES VANTIS, LLC,
a California limited liability company

By:	Shea Homes, Inc.,
a Delaware corporation,
Its sole Member

	By:	/s/ James G. Shontere
		Name:	James G. Shontere
		Title:	Secretary

	By:	/s/ Robert R. O’Dell
		Name:	Robert R. O’Dell
		Title:	Treasurer

SHEA INSURANCE SERVICES, INC.,
a California corporation

By:	/s/ James G. Shontere
	Name:	James G. Shontere
	Title:	Secretary

By:	/s/ Ronald L. Lakey
	Name:	Ronald L. Lakey
	Title:	Vice President

[Signature Page to Fourth Supplemental Indenture]

SHEA LA QUINTA LLC,
a California limited liability company

By:	Shea Homes, Inc.,
a Delaware corporation,
Its sole Member

	By:	/s/ James G. Shontere
		Name:	James G. Shontere
		Title:	Secretary

	By:	/s/ Robert R. O’Dell
		Name:	Robert R. O’Dell
		Title:	Treasurer

SHEA OTAY VILLAGE 11, LLC,
a California limited liability company

By:	Shea Homes Limited Partnership,
a California limited partnership,
Its Sole Member

	By:	J.F. Shea, G.P.,
a Delaware general partnership,
Its sole General Partner

		By:	JFS Management, L.P.,
a Delaware limited partnership,
Its sole General Partner

			By:	J.F. Shea Construction Management, Inc.,
a California corporation,
Its sole General Partner

				By:	/s/ James G. Shontere
					Name:	James G. Shontere
					Title:	Secretary

				By:	/s/ Robert R. O’Dell
					Name:	Robert R. O’Dell
					Title:	Treasurer

[Signature Page to Fourth Supplemental Indenture]

SHEA PROCTOR VALLEY, LLC,
a California limited liability company

By:	Shea Homes Limited Partnership,
a California limited partnership,
Its Sole Member

	By:	J.F. Shea, G.P.,
a Delaware general partnership,
Its sole General Partner

		By:	JFS Management, L.P.,
a Delaware limited partnership,
Its sole General Partner

			By:	J.F. Shea Construction Management, Inc.,
a California corporation,
Its sole General Partner

			By:	/s/ James G. Shontere
				Name:	James G. Shontere
				Title:	Secretary

			By:	/s/ Robert R. O’Dell
				Name:	Robert R. O’Dell
				Title:	Treasurer

SHEA PROPERTIES OF COLORADO, INC.,
a Colorado corporation

By:	/s/ James G. Shontere
	Name:	James G. Shontere
	Title:	Secretary

By:	/s/ Robert R. O’Dell
	Name:	Robert R. O’Dell
	Title:	Treasurer

[Signature Page to Fourth Supplemental Indenture]

SHEA TONNER HILLS, LLC,
a Delaware limited liability company

By:	Shea Homes Limited Partnership,
a California limited partnership,
Its sole Member and Manager

	By:	J.F. Shea, G.P.,
a Delaware general partnership,
Its sole General Partner

		By:	JFS Management, L.P.,
a Delaware limited partnership,
Its sole General Partner

			By:	J.F. Shea Construction Management, Inc.,
a California corporation,
Its sole General Partner

				By:	/s/ James G. Shontere
					Name:	James G. Shontere
					Title:	Secretary

				By:	/s/ Robert R. O’Dell
					Name:	Robert R. O’Dell
					Title:	Treasurer

SHEA VICTORIA GARDENS, LLC,
a Florida limited liability company

By:	/s/ James G. Shontere
	Name:	James G. Shontere
	Title:	Secretary

By:	/s/ Robert R. O’Dell
	Name:	Robert R. O’Dell
	Title:	Treasurer

[Signature Page to Fourth Supplemental Indenture]

SH JUBILEE, LLC,
a Delaware limited liability company

By:	/s/ James G. Shontere
	Name:	James G. Shontere
	Title:	Secretary

By:	/s/ Robert R. O’Dell
	Name:	Robert R. O’Dell
	Title:	Treasurer

SH JUBILEE MANAGEMENT, LLC, a Delaware limited liability company

By:	/s/ James G. Shontere
	Name:	James G. Shontere
	Title:	Secretary

By:	/s/ Robert R. O’Dell
	Name:	Robert R. O’Dell
	Title:	Treasurer

SHI JV HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ James G. Shontere
	Name:	James G. Shontere
	Title:	Secretary

By:	/s/ Robert R. O’Dell
	Name:	Robert R. O’Dell
	Title:	Treasurer

SHLP JV HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ James G. Shontere
	Name:	James G. Shontere
	Title:	Secretary

By:	/s/ Robert R. O’Dell
	Name:	Robert R. O’Dell
	Title:	Treasurer

By:
	Name:	Robert R. O’Dell
	Title:	Treasurer

[Signature Page to Fourth Supplemental Indenture]

TOWER 104 GATHERING, LLC,
a Colorado limited liability company

By:	Shea Homes Limited Partnership,
a California limited partnership,
Its Sole Member and Manager

	By:	J.F. Shea, G.P.,
a Delaware general partnership,
Its sole General Partner

		By:	JFS Management, L.P.,
a Delaware limited partnership,
Its sole General Partner

			By:	J.F. Shea Construction Management, Inc.,
a California corporation,
Its sole General Partner

				By:	/s/ James G. Shontere
					Name:	James G. Shontere
					Title:	Secretary

				By:	/s/ Robert R. O’Dell
					Name:	Robert R. O’Dell
					Title:	Treasurer

[Signature Page to Fourth Supplemental Indenture]

TOWER 104 OIL, LLC,
a Colorado limited liability company

By:	Shea Homes Limited Partnership,
a California limited partnership,
Its Sole Member and Manager

	By:	J.F. Shea, G.P.,
a Delaware general partnership,
Its sole General Partner

		By:	JFS Management, L.P.,
a Delaware limited partnership,
Its sole General Partner

			By:	J.F. Shea Construction Management, Inc.,
a California corporation,
Its sole General Partner

				By:	/s/ James G. Shontere
					Name:	James G. Shontere
					Title:	Secretary

				By:	/s/ Robert R. O’Dell
					Name:	Robert R. O’Dell
					Title:	Treasurer

[Signature Page to Fourth Supplemental Indenture]

TRILOGY ANTIOCH, LLC,
a California limited liability company

By:	SHEA CAPITAL II, LLC,
a Delaware limited liability company,
Its sole Member

	By:	Shea Homes Limited Partnership,
a California limited partnership,
Its Manager

		By:	J.F. Shea, G.P.,
a Delaware general partnership,
Its sole General Partner

			By:	JFS Management, L.P.,
a Delaware limited partnership,
Its sole General Partner

				By:	J.F. Shea Construction Management, Inc.,
a California corporation,
Its sole General Partner

					By:	/s/ James G. Shontere
						Name:	James G. Shontere
						Title:	Secretary

					By:	/s/ Robert R. O’Dell
						Name:	Robert R. O’Dell
						Title:	Treasurer

UDC ADVISORY SERVICES, INC.,
an Illinois corporation

By:	/s/ James G. Shontere
	Name:	James G. Shontere
	Title:	Secretary

By:	/s/ Robert R. O’Dell
	Name:	Robert R. O’Dell
	Title:	Treasurer

UDC HOMES CONSTRUCTION, INC., an Arizona corporation

By:	/s/ James G. Shontere
	Name:	James G. Shontere
	Title:	Secretary

By:	/s/ Robert R. O’Dell
	Name:	Robert R. O’Dell
	Title:	Treasurer

[Signature Page to Fourth Supplemental Indenture]

VISTANCIA CONSTRUCTION, LLC,
a Delaware limited liability company

By:	Shea Homes Southwest, Inc.,
an Arizona corporation,
Its Manager

	By:	/s/ James G. Shontere
		Name:	James G. Shontere
		Title:	Secretary

	By:	/s/ Robert R. O’Dell
		Name:	Robert R. O’Dell
		Title:	Treasurer

VISTANCIA MARKETING, LLC, a Delaware limited liability company

By:	Shea Homes Southwest, Inc.,
an Arizona corporation,
Its Manager

	By:	/s/ James G. Shontere
		Name:	James G. Shontere
		Title:	Secretary

	By:	/s/ Robert R. O’Dell
		Name:	Robert R. O’Dell
		Title:	Treasurer

[Signature Page to Fourth Supplemental Indenture]

SHEA HOMES HOUSTON, LLC,
a Delaware limited liability company

By:	Shea Homes, Inc.,
a Delaware corporation
Its Sole Member

	By:	/s/ James G. Shontere
		Name:	James G. Shontere
		Title:	Secretary

	By:	/s/ Robert R. O’Dell
		Name:	Robert R. O’Dell
		Title:	Treasurer

SHEA HOMES ACTIVE ADULT, LLC, a Delaware limited liability company

By:	Shea Homes, Inc.,
a Delaware corporation
Its Sole Member

	By:	/s/ James G. Shontere
		Name:	James G. Shontere
		Title:	Secretary

	By:	/s/ Robert R. O’Dell
		Name:	Robert R. O’Dell
		Title:	Treasurer

SH AA DEVELOPMENT, LLC, a Delaware limited liability company

By:	Shea Homes, Inc.,
a Delaware corporation
Its Sole Member

	By:	/s/ James G. Shontere
		Name:	James G. Shontere
		Title:	Secretary

	By:	/s/ Robert R. O’Dell
		Name:	Robert R. O’Dell
		Title:	Treasurer

SHALC GC, INC., a Delaware corporation

By:	/s/ James G. Shontere
	Name:	James G. Shontere
	Title:	Secretary

By:	/s/ Robert R. O’Dell
	Name:	Robert R. O’Dell
	Title:	Treasurer

[Signature Page to Fourth Supplemental Indenture]